Exhibit 99.07

          Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report on Form 10-K of Spectrum Organic Products, Inc. ("the Company") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Neil G. Blomquist, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report presents fairly, in all material respects, the financial condition and results of operations of the Company.



                                            /s/  Neil G. Blomquist
                                            -----------------------------------
                                                 Neil G. Blomquist
                                                 Chief Executive Officer
                                                 March 10, 2003